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                                                                    EXHIBIT 23.1

                      [MCCLAIN & COMPANY, L.C. LETTERHEAD]

                         CONSENT OF INDEPENDENT ACCOUNTS

We consent to the inclusion of our audit of the consolidated audited financial statements of First Reserve, Inc. and Subsidiaries as of December 31, 2002 as part of this Form 10-K.


/s/ McClain & Company, L.C.
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    McClain & Company, L.C.
    Miami, Florida

    March 26, 2003